Exhibit 10.18

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR (B) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

THIS WARRANT AND THE UNDERLYING COMMON STOCK ARE NOT ENTITLED TO ANY SECURITIES RESALE REGISTRATION RIGHTS.

MEDICAL IMAGING CORP.

COMMON STOCK PURCHASE WARRANT

Dated:  December 1, 2015

Medical Imaging Corp, a Nevada corporation (the “Company”), hereby certifies that, for value received, xx xxxx, or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of xx,000 full shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to $0.07 per full share (as adjusted from time to time as provided in Section 7, the “Exercise Price”), at any time from the date hereof and through and including July 1, 2018 (the “Expiration Date”), and subject to the following terms and conditions (this “Warrant”).

1.

Ownership Registration of Warrant.  The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

2.

Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the transfer agent or to the Company at its address specified herein.  Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant. No portion of the Warrant may be transferred unless the transferred portion represents not less than 250,000 Warrant Shares.

3.

Exercise and Duration of Warrants.

(a)

This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after December 1, 2015, to and including the Expiration Date.  At 5:00 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

(b)

A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed along with the Warrant, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an “Exercise Date.”  Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

4.

Exercise and Delivery of Warrant Shares.

(a)

Upon exercise of this Warrant, the Company as reasonably practicable shall promptly issue or cause to be issued and cause to be delivered to or upon the written order of the Holder a certificate for the Warrant Shares issuable upon such exercise.

(b)

This Warrant is exercisable, either in its entirety or, from time to time for a portion thereof in an amount of at least 25,000 Warrant Shares or the remaining balance if less than 25,000 shares.  Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5.

Charges, Taxes and Expenses.  Initial issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

6.

Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested.  Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

7.

Certain Adjustments.  The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 7.

(a)

Stock Dividends and Splits.  If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock (ii) subdivides outstanding shares of Common Stock into a larger number of shares or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)

Calculations.  All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/10th of a share, as applicable.  The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.  Notwithstanding the foregoing, the Company will not be obligated to issue any fractional shares.

(c)

Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 7, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such

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adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s transfer agent.

(d)

Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for  (x) any sale of all or substantially all of its assets in one or a series of related transactions, (y) any tender offer or exchange offer (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (z) any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten business days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

8.

Payment of Exercise Price.  The Holder shall pay the Exercise Price in immediately available funds, either by certified check or wire transfer.

9.

Fractional Shares.  The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded down to the nearest whole share and the right for the fractional share cancelled and of no further force and effect.

10.

Notices.  Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Subscription Agreement prior to 5:00 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Subscription Agreement on a day that is not a Trading Day or later than 5:00 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices or communications shall be as set forth in the Subscription Agreement.

11.

Miscellaneous.

(a)

Subject to the restrictions on transfer set forth herein, this Warrant may be assigned by the Holder in an amount of not less than 25,000 Warrant Shares or the balance if the remaining amount is less than 25,000 Warrant Shares.  Subject to the terms of the preamble of this Warrant, this Warrant may not be assigned by the Company except at the Company’s election to a successor in the event of a sale of all or substantially all of the Company’s assets or a merger or acquisition of the Company where the successor affirmatively agrees to assume the Warrant.  This Warrant shall be binding on the Holder and its respective successors and assigns.  Subject to the preceding sentences, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(B)

GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING REGARD TO ANY APPLICABLE PRINCIPALS OF CONFLICTS OF LAW.  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE

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EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.  THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(c)

The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)

In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

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SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

MEDICAL IMAGING CORP.

By:
Name:	Mitchell Geisler
Title:	Chief Executive Officer

FORM OF EXERCISE NOTICE

[To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant]

To:  Medical Imaging Corp.

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by Medical Imaging Corp., a Nevada corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.

The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2.

The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

3.

The Holder has included the sum of $____________, payable to the Company in accordance with the terms of the Warrant.

4.

Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

Dated: _________________, _____	Name of Holder:

(Print) ________________________________

By:___________________________________
Name:_________________________________
Title:__________________________________

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase  ____________ shares of Common Stock of Medical Imaging Corp. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of Medical Imaging Corp. with full power of substitution in the premises.

Dated: ________________, _____

______________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

______________________________________
Address of Transferee

______________________________________

______________________________________

In the presence of:

___________________________

EXTENSION OF LOAN AGREEMENT

THIS EXTENSION OF LOAN AGREEMENT (the “Extension”), is entered into as of November 25th, 2015, by and between Medical Imaging Corp. (formerly named “Diagnostic Imaging International Corporation”), a Nevada corporation (the “Company”) and Keyur Shah (the “Holder”). It is agreed that any terms not otherwise defined herein will have the meanings assigned in the Notes (as hereinafter defined).

WHEREAS, the Company and the Holder entered into two Convertible Secured Promissory Notess, one as of December 3, 2012 (“Notes”), under which the Company borrowed $75,000, which amount is currently set to be due on December 31, 2015; and one as of March 20, 2013 under which the company borrowed $25,000 which is current set to be due on March 31, 2016; and

WHEREAS, as at the date of this Extension, both principal and interest due under the Notes remain outstanding, and the Company is current in its payment obligations under the Notes; and

WHEREAS, the Holder, to facilitate the Company in obtaining additional borrowed funding for its operations and acquisitions, has agreed to grant an extension to the Maturity Date, under the following conditions hereinafter agreed to by all parties; and

WHEREAS, as consideration for this extension, the Company will issue to the Holder a warrant to purchase 100,000 shares of common stock of the Company at an exercise price of $0.07 per share, which warrant will be exercisable from November 30, 2015 to and including July 1, 2018, in the form attached hereto.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

1.

Extension Date.  The Holder hereby agrees to extend the Maturity Dates of both Notes to August 1, 2017.

2.

Reaffirmation of the Notes.  Except as expressly amended and modified by this Extension, the Loan is in all respects ratified and confirmed by the parties hereto and all the terms, conditions and provisions thereof shall remain in full force. The Holder confirms that the Company is current in all its payment obligations under the terms of the Notes and that the Company is not in default of any of the terms of the Notes. The Holder also confirms that it is unaware of any event that might give rise to an event of default by the Company under the terms of the Notes.

3.

Governing Law.  For purposes of the law governing this Extension, Section 12 of the Notes is hereby incorporated by reference.

4.

Counterparts; Facsimile Signatures.  This Extension may be executed in counterparts, each of which shall be deemed to be an original, and all of which together will constitute one and the same instrument.  Any facsimile or other electronic signature of this Extension will be deemed an original for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

MEDICAL IMAGING CORP.

By:
Name: Mitchell Geisler
Title: Chief Executive Officer

Holder

By: